UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 26, 2010

OLIN CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	1-1070	13-1872319
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 Carondelet Plaza, Suite 1530 Clayton, MO (Address of principal executive offices)	63105-3443 (Zip Code)

(314) 480-1400 (Registrant's telephone number, including area code)

      (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                      Results of Operations and Financial Condition.

On April 26, 2010, Olin Corporation (the “Company”) issued a press release in which we announced preliminary financial results for the quarter ended March 31, 2010.  Attached as Exhibit 99.1, and incorporated herein by reference, is a copy of the Company's press release dated April 26, 2010.

Item 9.01.                      Financial Statements and Exhibits.

(d) Exhibit No.	Exhibit
99.1	Press Release announcing first quarter 2010 earnings, dated April 26, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                 OLIN CORPORATION

                 By:           /s/ George H. Pain
                                     Name:     George H. Pain
                         Title:       Vice President, General Counsel and Secretary

Date:  April 26, 2010

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press Release announcing first quarter 2010 earnings, dated April 26, 2010.